Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.23BC

SIXTY-FIFTH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This SIXTY-FIFTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document no. 2301656) effective as of January 1, 2010, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date of this Amendment:

1.	Schedule A, “Services”, Exhibit A-1, CCS Services, Section 7, entitled “Annual Support Hours (“ASH”)”, shall be deleted in its entirety and replaced with the following:

7.   Annual Support Hours (“ASH”).

(a)   During the Processing Term, CSG shall make available to Customer *********** ******** (******) ASH hours per year.  Any unused ASH will be forfeited at the end of each calendar year and Customer shall not be entitled to a refund of fees or credit in hours for any subsequent year.

(b)   The Annual Support Hours are subject to the following terms and conditions:

(i)     The hours expended by CSG in relation to, but not limited to, (A) *** ******* **********, (B) *** ******** ** ******** ************, (C) *** *********** *** ***********, (D) *** ****** *******, (E) *** ****** ***********, (F) *** ****** *************, (G) *** ******* **********, (H) *** ********** *******, (I) *** ****** **********, (J) ******** ************* (******, ********, *******), (K) ******** ******* *******, and (L) ******** ********** ******* **** ** ******* ******* the Annual Support Hours allotment.  For the avoidance of doubt, Annual Support Hours shall not be used for ************* ********. Unless otherwise provided, Annual Support Hours shall be performed at the then current ASH rate as provided in Schedule F. V. Technical Services subsection 2 (the “ASH Rate”).

(ii)    If Customer instead wishes to use any portion of the ASH for any other purpose including, but not limited to, those purposes listed below in this Section (b)(ii), said hours shall be converted and expended at the applicable tiered rate at that time for Professional Services provided in Schedule F. V. Technical Services subsection 1 (the “Professional Services Rate”) and not at the ASH Rate. The conversion of ASH to Professional Services hours shall occur by *********** *** ****** ** ***** by the *** **** and then ******** ** *** ************ ******** ****.  For the avoidance of doubt, Annual Support Hours shall not be used for ************* ******** or the *********** ** ******** ** ********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

▪	************ ********
▪	***** ************
▪	**** ********** **********
▪	******** ******** ************
▪	******** *********** *** ******** ******** ************
▪	******* ******** ** ******** ******
▪	********* ***********
▪	****** ***********

(iii)	The fees for Annual Support Hours are set forth in Schedule F.

(iv)	Requests are subject to CSG’s reasonable and practicable business considerations.

2.

Schedule A, “Services”, Exhibit A-1, CCS Services, the existing introduction to Section 8, entitled “Enhanced Support Services” provided below shall be deleted in its entirety and replaced with the as amended introduction to Section 8 provided below.

Existing:

8.   Enhanced Support Services.  The following support services when performed by CSG shall be charged against Customer’s monthly allotment of Annual Support Hours:

As Amended:

8.   Enhanced Support Services.  The following support services when performed by CSG shall be charged against Customer’s yearly allotment of Annual Support Hours:

3.

Schedule F, “FEES”, CSG SERVICES, Section I., Processing, Section C., Listing of Products and Services to be provided to Customer by CSG in consideration of the Monthly Processing Fee, Note 3 under “CSG shall provide to Customer the following Products and Services in consideration of Customer’s payment of the ******* Processing Fee, with exceptions as noted:” shall be deleted in its entirety and replaced with the following:

3.  CSG shall make available to Customer *********** ******** (******) ****** ASH hours (subject to the terms set forth in Section 7 of EXHIBIT A-1 of this Agreement).

4.	Schedule F, “FEES”, CSG SERVICES, Section V., Technical Services shall be deleted in its entirety and replaced with the following:

V.     Technical Services

All projects and the associated fees shall be set forth in a mutually agreed upon statement of work.  Reimbursable Expenses are additional.

Description of Item/Unit of Measure	Frequency	Fee
1.Professional Services (per ******, per ****) (Note 1)
▪Tier 1 – up $********* ********	*** *******	$******
▪Tier 2 – $********* to $********* ********	*** *******	$******
▪Tier 3 – $********* to $********* ********	*** *******	$******
▪Tier 4 – ******* than $********* ********	*** *******	$******
2.Annual Support Hours (ASH) (per ******, per ****)	*** *******	$*****

Note 1: CSG shall provide the Professional Services at a tiered ****** rate.  The Professional Services tiers, as set forth in the table above, are intended to be incremental.  For example, during each ****** period, the first $********* in Professional Services activity shall be invoiced on an ****** rate of $******; Professional Service activity above $********* shall be invoiced in accordance to the respective tier based on the accumulated ****** spend to date.  Professional Service tiers ***** ***** **** ** **** ******* *** of each ******** ****. Section 4- INCREASE IN FEES of the Agreement shall apply to the Technical Services rates.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W. Swieringa	By: /s/ Gregory L. Cannon
Name: John W. Swieringa	Name: Gregory L. Cannon
Title: EVP & COO	Title: SVP, Secretary & General Counsel
Date: 8/1/18	Date: 8/1/18